[LOGO]USAA(R)

                             USAA HIGH-YIELD
                                    OPPORTUNITIES Fund

                                                                       [GRAPHIC]

  A n n u a l  R e p o r t

--------------------------------------------------------------------------------
  July 31, 2002

M E S S A G E
=============-------------------------------------------------------------------
              from the PRESIDENT

                                    [GRAPHIC]
                         ... IT IS MORE IMPORTANT THAN
                      EVER TO BE PROPERLY DIVERSIFIED IN A
[PHOTO]              COMBINATION OF EQUITIES, FIXED-INCOME
                              INVESTMENTS AND CASH...
                                    [GRAPHIC]

--------------------------------------------------------------------------------

                 The last year has seen one of the most challenging, volatile markets in many decades. The bond markets have offered little respite to those seeking sanctuary from the turbulent equity markets. In fact, investor confidence in the corporate fixed-income market has been diminished, just as it has been in the equity markets, because the bond market has also felt the full impact of major bankruptcies, corporate mismanagement, and accounting fraud.

                 Given this challenging climate, USAA is more conscious than ever of the need to take all steps necessary to manage our funds with the best interests of our shareholders in mind. As you may know, we've made changes to our equity funds management with the goal of providing competitive performance with attractive expense ratios. We've also taken steps in our fixed-income funds; for example, we are reducing the credit risk in all taxable fixed-income portfolios. We will maintain this strategy until we see signs of a sustained economic recovery and a return to rational pricing in the bond market. We are confident these steps will help investors when evaluating their goals in the current environment and in the future.

                 In spite of recent market fluctuations, we believe there are some good values in government and municipal bonds. They continue

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 to perform well as investors seek the comfort and relative safety of these sectors. The key is that investors must maintain a long-term investment outlook and be willing to withstand additional volatility in the near-term.

                 Clearly, it is more important than ever to be properly diversified in a combination of equities, fixed-income investments and cash to help offset weak areas with stronger ones. As we have been for the last 30 years, we are here to offer you guidance to help you with your financial goals. We are happy that you have chosen USAA to be your trusted investment adviser and we remain committed to improving the performance in all of our mutual funds. Thank you for investing WITH us and IN us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

Table of CONTENTS
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
INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                              1

FINANCIAL INFORMATION

  Distributions to Shareholders                                         9

  Independent Auditors' Report                                         10

  Portfolio of Investments                                             11

  Notes to Portfolio of Investments                                    22

  Financial Statements                                                 23

  Notes to Financial Statements                                        26

DIRECTORS' INFORMATION                                                 36

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
(C)2002, USAA. All rights reserved.

I N V E S T M E N T
===================-------------------------------------------------------------
                    OVERVIEW

USAA HIGH-YIELD OPPORTUNITIES FUND

OBJECTIVE
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                 Provide an attractive total return primarily through high
                 current income and secondarily through capital appreciation.

TYPES OF INVESTMENTS
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                 Normally at least 80% of the Fund's assets will be invested in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

-----------------------------------------------------------------------------------------
                                                      7/31/02              7/31/01
-----------------------------------------------------------------------------------------
Net Assets                                          $53.7 Million        $53.8 Million
Net Asset Value Per Share                               $7.23                $8.95

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/02
--------------------------------------------------------------------------------
1 YEAR                                SINCE INCEPTION ON 8/2/99
-10.70%                                       -0.39%

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        OVERVIEW

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                    CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                               [LINE CHART]

          USAA HIGH-YIELD     CSFB GLOBAL HIGH    LIPPER HIGH CURRENT   LIPPER HIGH YIELD BOND
         OPPORTUNITIES FUND     YIELD INDEX       YIELD FUNDS AVERAGE       FUNDS INDEX
8/2/99       10000.00            10000.00              10000.00               10000.00
Aug-99       10088.81             9911.00               9899.49                9898.54
Sep-99       10114.01             9834.69               9844.32                9821.40
Oct-99       10166.71             9786.50               9820.37                9793.07
Nov-99       10396.53             9919.59               9986.99                9965.61
Dec-99       10519.82            10039.62              10115.70               10085.58
Jan-00       10516.84             9999.46              10070.99               10036.01
Feb-00       10659.16            10061.46              10154.39               10107.21
Mar-00       10511.17             9910.54               9993.91                9932.23
Apr-00       10614.37             9895.67               9961.46                9888.91
May-00       10513.67             9737.34               9788.14                9712.87
Jun-00       10765.76             9955.45               9985.27                9892.66
Jul-00       10779.59            10049.04              10019.49                9910.39
Aug-00       10836.12            10116.36              10078.08                9962.20
Sep-00       10736.58            10023.29               9933.77                9815.60
Oct-00       10411.45             9711.57               9613.12                9480.12
Nov-00       10026.74             9328.93               9141.77                8950.88
Dec-00       10313.78             9516.45               9341.93                9106.15
Jan-01       11121.40            10086.48               9925.22                9710.33
Feb-01       11187.28            10188.35               9975.61                9741.03
Mar-01       10840.77             9985.61               9703.27                9417.86
Apr-01       10767.02             9881.76               9593.80                9294.39
May-01       11026.99            10079.39               9710.59                9394.90
Jun-01       10898.84             9923.16               9469.46                9118.24
Jul-01       11068.34            10029.34               9541.12                9171.67
Aug-01       11189.75            10169.75               9616.96                9212.32
Sep-01       10502.05             9528.04               9001.27                8561.83
Oct-01       10852.31             9745.28               9220.22                8757.67
Nov-01       11248.54            10060.05               9506.77                9035.83
Dec-01       11121.70            10066.09               9482.68                9011.42
Jan-02       11069.25            10159.70               9523.52                9033.11
Feb-02       10756.10            10087.57               9391.26                8873.48
Mar-02       11044.46            10318.57               9577.36                9049.10
Apr-02       10873.54            10482.64               9683.87                9143.72
May-02       10780.36            10445.95               9604.91                9051.96
Jun-02       10229.56            10081.38               9132.44                8542.32
Jul-02        9883.93             9793.06               8831.82                8262.30

                      DATA SINCE INCEPTION ON 8/2/99 THROUGH 7/31/02.

                 See the following page for benchmark definitions.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

.. . . C O N T I N U E D
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                 The graph illustrates the comparison of a $10,000  hypothetical investment in the USAA High-Yield Opportunities Fund to the following benchmarks:

                 o The Credit Suisse First Boston (CSFB) Global High Yield
                   Index, an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

                 o The Lipper High Current Yield Funds Average, the average performance level of all high current yield funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper High Yield Bond Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper High Current Yield Funds category.

4

M A N A G E R ' S
=================---------------------------------------------------------------
                  COMMENTARY on the Fund

     [PHOTO]      Matthew Freund, CFA

--------------------------------------------------------------------------------

                                     * * * *

                 THE FUND'S PERFORMANCE HAS RECEIVED AN OVERALL MORNINGSTAR RATING(TM) OF 4 STARS IN THE HIGH-YIELD BOND FUND CATEGORY FOR THE PERIOD ENDING JULY 31, 2002, OUT OF 288 FUNDS.

HOW DID THE FUND PERFORM?

                 The USAA High-Yield Opportunities Fund had a total return of -10.7% for the year ended July 31, 2002. Over the same period, the S&P 500 Index fell 23.7%, while 10-year U.S. Treasuries rose

                 REFER TO PAGE 3 FOR THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE DEFINITION.

                 MORNINGSTAR RATINGS: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND TEN-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. USAA HIGH-YIELD OPPORTUNITIES FUND WAS RATED AGAINST THE 288 U.S.-DOMICILED HIGH-YIELD BOND FUNDS OVER THE FOLLOWING TIME PERIOD ENDED 07/31/02. WITH RESPECT TO THESE HIGH-YIELD BOND FUNDS, USAA HIGH-YIELD OPPORTUNITIES FUND RECEIVED A MORNINGSTAR RATING OF 4 STARS FOR THE THREE-YEAR PERIOD.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 8.5%. Since inception, your Fund has an average annual total return of -0.39% compared to a -4.35% average return for peers in its Lipper category - a difference of nearly 4%.

                 High-yield securities are a unique asset class with characteristics of both stocks and higher-quality bonds. As such, the Fund's long-term total returns have generally fallen between those of these two asset classes. This tendency to act differently provides a significant diversification advantage.

                 In fact, even during the extreme volatility this summer, high-yield funds continued to provide a relatively safe haven. For example, where equities were down 30%, high-yield funds dropped only 10%. (See graph on page 6.)

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

                 The Federal Reserve Board aggressively cut interest rates during 2001, causing yields to fall (and prices to rise) throughout the market. In response, the economy was showing signs of a modest recovery. But after the terrorist attacks of September 11 and the Enron debacle, the fixed-income markets became treacherous and rumor-driven. All but the highest-quality securities were increasingly volatile. The market struggled with a crisis of confidence in American corporate governance and accounting practices, as well as with fears that another terrorist attack would occur. Both the corporate and high-yield markets were disrupted by the number of investment-grade issues that had their credit ratings downgraded. In our opinion, the renewed emphasis on the quality of earnings is long overdue and should be beneficial for all investors. When trust is restored in financial reporting (and we see signs of it already), the market should begin to stabilize.

                 THE PERFORMANCE OF THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY AVERAGE IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 1999, WHILE THE FUND'S INCEPTION DATE IS AUGUST 2, 1999. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

6

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        COMMENTARY on the Fund

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                          COMPARATIVE RETURNS
--------------------------------------------------------------------------------

                             [LINE CHART]

             USAA HIGH-YIELD     S&P 500         SALOMON SMITH BARNEY
            OPPORTUNITIES FUND    INDEX      U.S. TREASURY 10-YEAR BENCHMARK
 7/31/01          0.00            0.00                  0.00
  8/1/01          0.34            0.44                 -0.21
  8/2/01          0.34            0.82                 -0.70
  8/3/01          0.56            0.33                 -0.84
  8/6/01          0.78           -0.82                 -0.78
  8/7/01          0.89           -0.49                 -0.88
  8/8/01          1.01           -2.25                 -0.06
  8/9/01          1.12           -2.19                 -0.38
 8/10/01          1.12           -1.64                 -0.07
 8/13/01          1.12           -1.53                  0.17
 8/14/01          1.12           -1.92                  0.12
 8/15/01          1.23           -2.63                 -0.03
 8/16/01          1.23           -2.30                  0.37
 8/17/01          1.23           -3.94                  1.04
 8/20/01          1.12           -3.18                  0.63
 8/21/01          1.01           -4.33                  0.79
 8/22/01          1.01           -3.67                  0.73
 8/23/01          0.78           -3.94                  0.90
 8/24/01          0.67           -2.03                  0.64
 8/27/01          0.67           -2.52                  0.56
 8/28/01          0.67           -3.94                  1.24
 8/29/01          0.87           -4.98                  1.74
 8/30/01          0.87           -6.63                  1.63
 8/31/01          1.10           -6.24                  1.41
  9/3/01          1.10           -6.24                  1.45
  9/4/01          1.10           -6.30                  0.17
  9/5/01          1.10           -6.41                  0.33
  9/6/01          0.76           -8.49                  1.20
  9/7/01          0.53          -10.19                  1.68
 9/10/01          0.53           -9.64                  1.39
 9/11/01          0.53           -9.64                  1.40
 9/12/01          0.53           -9.64                  1.42
 9/13/01          0.53           -9.64                  3.10
 9/14/01          0.53           -9.64                  3.67
 9/17/01         -1.95          -14.02                  3.25
 9/18/01         -2.51          -14.51                  2.50
 9/19/01         -3.07          -15.94                  2.72
 9/20/01         -4.20          -18.51                  2.36
 9/21/01         -5.33          -20.04                  2.75
 9/24/01         -4.54          -16.98                  2.51
 9/25/01         -4.65          -16.21                  2.61
 9/26/01         -4.78          -16.62                  3.18
 9/27/01         -5.00          -15.69                  3.82
 9/28/01         -5.12          -13.82                  3.78
 10/1/01         -5.23          -14.04                  4.03
 10/2/01         -5.23          -12.94                  4.32
 10/3/01         -5.46          -11.23                  4.59
 10/4/01         -5.12          -11.45                  4.34
 10/5/01         -5.12          -11.29                  4.39
 10/8/01         -5.00          -12.00                  4.43
 10/9/01         -4.89          -12.50                  3.74
10/10/01         -4.89          -10.47                  3.78
10/11/01         -4.32           -9.09                  3.13
10/12/01         -3.98           -9.59                  3.24
10/15/01         -3.98           -9.75                  3.71
10/16/01         -3.64           -9.09                  3.97
10/17/01         -3.41          -10.79                  4.02
10/18/01         -3.07          -11.45                  4.06
10/19/01         -2.95          -11.07                  3.71
10/22/01         -2.84           -9.70                  3.80
10/23/01         -2.84          -10.14                  3.57
10/24/01         -2.61          -10.14                  3.99
10/25/01         -2.61           -8.87                  4.44
10/26/01         -2.39           -8.49                  4.50
10/29/01         -2.18          -10.69                  4.92
10/30/01         -2.30          -12.22                  5.41
10/31/01         -1.95          -12.17                  6.59
 11/1/01         -1.95          -10.19                  7.10
 11/2/01         -1.95           -9.92                  6.00
 11/5/01         -1.84           -8.60                  6.48
 11/6/01         -1.84           -7.28                  6.66
 11/7/01         -1.61           -7.50                  7.25
 11/8/01         -0.92           -7.28                  6.55
 11/9/01         -0.46           -7.11                  6.46
11/12/01         -0.46           -7.28                  6.50
11/13/01         -0.23           -5.57                  5.93
11/14/01          0.34           -5.35                  4.86
11/15/01          0.69           -5.30                  3.07
11/16/01          0.69           -5.57                  1.91
11/19/01          0.92           -4.53                  2.91
11/20/01          1.03           -5.24                  2.14
11/21/01          1.14           -5.68                  1.39
11/22/01          1.14           -5.68                  1.40
11/23/01          1.14           -4.58                  1.07
11/26/01          1.26           -4.03                  1.12
11/27/01          1.49           -4.69                  1.61
11/28/01          1.40           -6.40                  1.64
11/29/01          1.51           -5.41                  3.06
11/30/01          1.63           -5.46                  3.22
 12/3/01          1.63           -6.29                  3.46
 12/4/01          1.51           -5.02                  3.99
 12/5/01          1.17           -2.88                  2.12
 12/6/01          1.05           -3.16                  1.32
 12/7/01          1.05           -3.87                  0.22
12/10/01          0.82           -5.41                  0.41
12/11/01          0.70           -5.68                  0.84
12/12/01          0.70           -5.63                  1.57
12/13/01          0.47           -7.11                  0.65
12/14/01          0.13           -6.78                  0.09
12/17/01          0.01           -5.84                 -0.26
12/18/01          0.01           -5.13                  0.56
12/19/01          0.01           -4.58                  1.22
12/20/01         -0.11           -5.35                  1.15
12/21/01          0.24           -4.96                  0.86
12/24/01          0.24           -4.96                  0.57
12/25/01          0.24           -4.96                  0.57
12/26/01          0.24           -4.58                  0.23
12/27/01          0.37           -3.90                  0.93
12/28/01          0.48           -3.57                  0.78
12/31/01          0.48           -4.68                  1.36
  1/1/02          0.48           -4.68                  1.36
  1/2/02          0.60           -4.12                  0.51
  1/3/02          0.95           -3.24                  0.80
  1/4/02          1.41           -2.63                  0.67
  1/7/02          1.53           -3.24                  1.39
  1/8/02          1.30           -3.57                  1.28
  1/9/02          1.41           -4.01                  1.31
 1/10/02          1.76           -3.90                  2.08
 1/11/02          1.88           -4.84                  2.81
 1/14/02          1.88           -5.40                  2.83
 1/15/02          1.53           -4.79                  3.15
 1/16/02          1.06           -6.33                  3.03
 1/17/02          1.06           -5.40                  2.37
 1/18/02          1.06           -6.33                  2.72
 1/21/02          1.06           -6.33                  2.76
 1/22/02          0.72           -7.00                  2.67
 1/23/02          0.72           -6.28                  1.87
 1/24/02          0.95           -5.95                  1.72
 1/25/02          0.95           -5.84                  1.47
 1/28/02          0.83           -5.84                  1.46
 1/29/02          0.95           -8.54                  2.21
 1/30/02          0.48           -7.44                  2.22
 1/31/02          0.01           -6.06                  1.88
  2/1/02          0.13           -6.72                  2.22
  2/4/02         -0.11           -9.04                  2.87
  2/5/02         -0.46           -9.37                  2.88
  2/6/02         -1.17           -9.92                  2.66
  2/7/02         -1.64          -10.20                  2.46
  2/8/02         -1.75           -8.87                  2.76
 2/11/02         -1.64           -7.55                  2.69
 2/12/02         -1.75           -7.94                  2.20
 2/13/02         -1.64           -7.00                  1.97
 2/14/02         -1.64           -7.11                  2.26
 2/15/02         -1.52           -8.16                  2.94
 2/18/02         -1.52           -8.16                  2.98
 2/19/02         -1.40           -9.87                  2.88
 2/20/02         -1.99           -8.65                  2.91
 2/21/02         -2.11          -10.09                  2.98
 2/22/02         -2.69           -9.32                  3.32
 2/25/02         -2.93           -7.71                  3.17
 2/26/02         -3.18           -7.71                  2.64
 2/27/02         -3.06           -7.60                  3.36
 2/28/02         -2.82           -7.88                  3.17
  3/1/02         -2.70           -5.78                  2.28
  3/4/02         -2.58           -3.96                  2.08
  3/5/02         -2.47           -4.62                  2.05
  3/6/02         -2.11           -3.19                  1.82
  3/7/02         -1.52           -3.63                  0.51
  3/8/02         -1.64           -3.08                 -0.35
 3/11/02         -1.40           -2.74                 -0.30
 3/12/02         -1.04           -2.97                 -0.21
 3/13/02         -1.04           -3.90                  0.16
 3/14/02         -0.92           -4.01                 -0.88
 3/15/02         -0.69           -2.91                 -0.48
 3/18/02         -0.45           -2.97                 -0.08
 3/19/02         -0.21           -2.58                 -0.20
 3/20/02         -0.21           -4.07                 -0.78
 3/21/02          0.02           -3.96                 -0.62
 3/22/02          0.02           -4.35                 -0.64
 3/25/02         -0.10           -5.73                 -0.73
 3/26/02          0.02           -5.17                 -0.22
 3/27/02         -0.22           -4.68                 -0.17
 3/28/02         -0.22           -4.45                 -0.68
 3/29/02         -0.22           -4.45                 -0.68
  4/1/02         -0.22           -4.51                 -0.78
  4/2/02         -0.10           -5.34                 -0.19
  4/3/02         -0.10           -6.28                  0.36
  4/4/02         -0.34           -6.17                  0.45
  4/5/02         -0.34           -6.50                  0.96
  4/8/02         -0.57           -6.23                  0.75
  4/9/02         -0.81           -6.89                  0.97
 4/10/02         -0.69           -5.78                  0.87
 4/11/02         -0.81           -8.05                  1.03
 4/12/02         -0.81           -7.45                  1.40
 4/15/02         -0.81           -8.11                  1.62
 4/16/02         -0.57           -6.00                  1.34
 4/17/02         -0.10           -6.17                  1.00
 4/18/02          0.02           -6.28                  1.10
 4/19/02          0.26           -6.23                  1.22
 4/22/02          0.02           -7.67                  1.47
 4/23/02         -0.45           -8.28                  1.50
 4/24/02         -1.41           -8.94                  2.06
 4/25/02         -1.53           -9.05                  2.19
 4/26/02         -1.40          -10.33                  2.37
 4/29/02         -1.76          -11.21                  2.12
 4/30/02         -1.76          -10.27                  2.20
  5/1/02         -1.88           -9.44                  2.43
  5/2/02         -1.88           -9.61                  2.09
  5/3/02         -1.76          -10.55                  2.46
  5/6/02         -2.00          -12.26                  2.40
  5/7/02         -2.00          -12.54                  2.47
  5/8/02         -2.12           -9.22                  1.40
  5/9/02         -2.12          -10.55                  1.68
 5/10/02         -1.76          -12.04                  2.07
 5/13/02         -2.24          -10.38                  1.41
 5/14/02         -2.60           -8.50                  0.86
 5/15/02         -2.72           -9.00                  1.17
 5/16/02         -2.60           -8.39                  1.70
 5/17/02         -2.84           -7.67                  1.31
 5/20/02         -2.96           -8.89                  1.74
 5/21/02         -2.72           -9.88                  2.08
 5/22/02         -2.60           -9.38                  2.44
 5/23/02         -2.72           -8.44                  2.12
 5/24/02         -2.84           -9.55                  2.21
 5/27/02         -2.84           -9.55                  2.26
 5/28/02         -2.72          -10.33                  2.26
 5/29/02         -2.72          -10.93                  2.74
 5/30/02         -2.72          -11.16                  3.09
 5/31/02         -2.60          -10.93                  3.02
  6/3/02         -2.72          -13.15                  3.10
  6/4/02         -2.84          -13.15                  3.32
  6/5/02         -3.09          -12.32                  3.10
  6/6/02         -3.45          -14.09                  3.35
  6/7/02         -3.57          -14.20                  2.97
 6/10/02         -3.81          -13.93                  3.18
 6/11/02         -3.69          -15.37                  3.60
 6/12/02         -4.06          -14.81                  3.91
 6/13/02         -4.18          -15.70                  4.29
 6/14/02         -4.18          -15.86                  5.11
 6/17/02         -4.30          -13.48                  4.75
 6/18/02         -4.30          -13.37                  4.81
 6/19/02         -4.18          -14.81                  5.76
 6/20/02         -4.30          -15.97                  5.01
 6/21/02         -4.30          -17.42                  5.57
 6/24/02         -5.27          -17.08                  4.93
 6/25/02         -6.00          -18.47                  4.92
 6/26/02         -7.21          -18.64                  6.05
 6/27/02         -7.70          -17.20                  5.22
 6/28/02         -7.58          -17.31                  5.19
  7/1/02         -7.70          -19.03                  5.23
  7/2/02         -7.82          -20.76                  5.86
  7/3/02         -7.82          -20.26                  5.84
  7/4/02         -7.82          -20.26                  5.84
  7/5/02         -7.82          -17.31                  4.91
  7/8/02         -7.82          -18.31                  5.37
  7/9/02         -7.82          -20.31                  5.94
 7/10/02         -7.82          -23.03                  6.72
 7/11/02         -7.95          -22.48                  6.95
 7/12/02         -8.07          -22.98                  7.14
 7/15/02         -8.44          -23.26                  7.00
 7/16/02         -8.44          -24.65                  6.29
 7/17/02         -8.68          -24.26                  6.64
 7/18/02         -8.56          -26.26                  7.08
 7/19/02         -8.68          -29.09                  7.46
 7/22/02         -9.05          -31.37                  8.28
 7/23/02         -9.41          -33.20                  8.61
 7/24/02        -10.15          -29.43                  8.83
 7/25/02        -10.15          -29.81                  8.99
 7/26/02        -10.39          -28.65                  9.18
 7/29/02        -10.58          -24.76                  7.81
 7/30/02        -10.70          -24.42                  7.49
 7/31/02        -10.70          -23.70                  8.48

                 THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                 THE SALOMON SMITH BARNEY U.S. TREASURY 10-YEAR (ON-THE-RUN) BENCHMARK IS A COMPONENT OF THE SALOMON SMITH BARNEY U.S. BROAD INVESTMENT-GRADE (USBIG) BOND INDEX(SM); IT MEASURES THE PERFORMANCE OF THE MOST RECENTLY AUCTIONED TREASURY ISSUES WITH 10 YEARS TO MATURITY. THE USBIG IS AN UNMANAGED, MARKET-CAPITALIZATION-WEIGHTED INDEX AND INCLUDES FIXED-RATE TREASURY, GOVERNMENT-SPONSORED, MORTGAGE, ASSET-BACKED, AND INVESTMENT-GRADE ISSUES WITH A MATURITY OF ONE YEAR OR LONGER AND A MINIMUM AMOUNT OUTSTANDING OF $1 BILLION IN TREASURIES.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

                 Although we added to our holdings in the distressed sector during the winter, we were still generally underweighted and missed the rally when those issues rebounded. In a sense, we paid a short-term penalty for prudence because we had avoided those troubled securities over the last three years when they had performed poorly. In general, we had little exposure to the more infamous names during the period, with the exception of WorldCom. Fortunately, we hold only a small position in the WorldCom affiliate, Intermedia Communications, Inc. We believe it will appreciate in value from current market levels as the company completes its bankruptcy reorganization. We are making selective purchases to remain well-positioned for the eventual economic recovery in general. As always, we will maintain our research discipline and long-term focus. We believe that a well-diversified portfolio is the best way to deal with ongoing concerns about accounting fraud and corporate mismanagement.

WHAT IS THE OUTLOOK?

                 The underlying economy remains sound and we believe that the gradual economic recovery will continue. We do not believe in trying to time the markets, so we will stay fully invested in high-yield securities to allow the Fund to fully participate in the recovery when it occurs. Over the long term, we continue to believe the high-yield market has the opportunity to provide a total return greater than high-quality bonds and lower price volatility than the broad equity markets.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 11-21.

8

P O R T F O L I O
=================---------------------------------------------------------------
                  HIGHLIGHTS

------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
                               (% of Net Assets)
------------------------------------------------------------------------------
CIT Group, Inc., Global
Senior Notes                                                            2.8%

TFM S.A. de C.V.,
Senior Discount Debentures                                              2.7%

Pemex Finance Ltd.,
Senior Notes                                                            2.1%

Stewart Enterprises, Inc.,
Senior Subordinated Notes                                               2.1%

Park Place Entertainment Corp.,
Senior Subordinated Notes                                               1.9%

KinderCare Learning Center, Inc.,
Senior Subordinated Notes                                               1.8%

Western Resources, Inc.,
First Mortgage Bond                                                     1.8%

Alliance Gaming Corp., Senior
Subordinated Notes, Series B                                            1.5%

Transcontinental Gas Pipeline
Corp., Senior Notes                                                     1.5%

Allied Waste North America,
Inc., Senior Subordinated Notes,
Series B                                                                1.3%
------------------------------------------------------------------------------

---------------------------------------------
             TOP 10 INDUSTRIES *
              (% of Net Assets)
---------------------------------------------
Casinos & Gaming                         9.1%

Diversified Commercial Services          6.6%

Multi-Utilities & Unregulated Power      4.7%

Railroads                                4.6%

Specialty Chemicals                      3.8%

Wireless Telecommunication Services      3.7%

Real Estate Investment Trusts            3.4%

Diversified Financial Services           2.8%

Oil & Gas Exploration & Production       2.8%

Broadcasting & Cable TV                  2.6%
---------------------------------------------

* Excluding money market instruments.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 11-21.

D I S T R I B U T I O N S
=========================-------------------------------------------------------
                          to SHAREHOLDERS

USAA HIGH-YIELD OPPORTUNITIES FUND

                 The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2002. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2003.

                 Ordinary income                                        $0.8328*
                                                                        =======

                 .72% of ordinary income distributions qualifies for deduction by corporations.

                 * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY,
                   WHICH ARE TAXABLE AS ORDINARY INCOME.

10

I N D E P E N D E N T
=====================-----------------------------------------------------------
                      AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS

                 USAA HIGH-YIELD OPPORTUNITIES FUND

                 We have audited the accompanying statement of assets and liabilities of USAA High-Yield Opportunities Fund (a portfolio of USAA Mutual Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2001, and the financial highlights for each of the periods presented through July 31, 2001, were audited by other auditors whose report dated September 7, 2001, expressed an unqualified opinion on the statement and financial highlights.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA High-Yield Opportunities Fund at July 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

                 San Antonio, Texas
                 September 6, 2002

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               CORPORATE OBLIGATIONS (93.2%)

               AUTOMOBILES & COMPONENTS (2.6%)

               AUTO PARTS & EQUIPMENT
 $    500      Dana Corp., Senior Notes, 10.13% (b)                         Ba3       3/15/2010       $   502
      500      Delco Remy International, Inc., Senior
                 Subordinated Notes, 11.00%                                  B3       5/01/2009           358
      250      Stoneridge, Inc., Senior Notes, 11.50%                        B2       5/01/2012           256
      250      Trimas Corp., Senior Subordinated Notes,
                 9.88% (b)                                                   B3       6/15/2012           254
                                                                                                      -------
                                                                                                        1,370
                                                                                                      -------
               BANKS (0.5%)
      250      Western Financial Bank, Subordinated
                 Debenture, 9.63%                                            B1       5/15/2012           244
                                                                                                      -------
               CAPITAL GOODS (4.0%)

               AEROSPACE & DEFENSE (0.4%)
      250      BE Aerospace, Inc., Senior Subordinated
                 Notes, Series B, 8.88%                                      B3       5/01/2011           211
                                                                                                      -------

               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
      500      Joy Global, Inc., Senior Subordinated
                 Notes, Series B, 8.75%                                      B2       3/15/2012           503
                                                                                                      -------

               ELECTRICAL COMPONENTS & EQUIPMENT (1.0%)
      500      UCAR Finance, Inc., Senior Notes, 10.25%                      B2       2/15/2012           513
                                                                                                      -------

               INDUSTRIAL MACHINERY (1.7%)
      325      Actuant Finance Corp., Senior
                 Subordinated Notes, 13.00%                                  B3       5/01/2009           375
      500      Terex Corp., Senior Subordinated Notes,
                 Series B, 10.38%                                            B2       4/01/2011           523
                                                                                                      -------
                                                                                                          898
                                                                                                      -------

12

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES (7.9%)

               DIVERSIFIED COMMERCIAL SERVICES (6.6%)
 $    500      Coinmach Corp., Senior Notes, 9.00% (b)                       B2       2/01/2010       $   501
    1,000      KinderCare Learning Center, Inc., Senior
                 Subordinated Notes, 9.50%                                   B3       2/15/2009           955
      500      Service Corp. International, Senior
                 Notes, 6.00%                                                B1      12/15/2005           433
    1,000      Stewart Enterprises, Inc., Senior
                 Subordinated Notes, 10.75%                                  B2       7/01/2008         1,115
      500      Weight Watchers International, Inc.,
                 Senior Subordinated Notes, 13.00%                          Ba3      10/01/2009           567
                                                                                                      -------
                                                                                                        3,571
                                                                                                      -------

               ENVIRONMENTAL SERVICES (1.3%)
      750      Allied Waste North America, Inc., Senior
                 Subordinated Notes, Series B, 10.00%                        B2       8/01/2009           679
                                                                                                      -------

               CONSUMER DURABLES & APPAREL (5.5%)

               APPAREL, ACCESSORIES, & LUXURY GOODS (1.8%)
      500      Kellwood Co., Senior Notes, 7.88%                            Ba1       7/15/2009           451
      500      St. John Knits International, Inc.,
                 Senior Subordinated Notes, 12.50%                           B3       7/01/2009           535
                                                                                                      -------
                                                                                                          986
                                                                                                      -------

               HOME FURNISHINGS (1.9%)
      250      Collins & Aikman Floorcoverings, Inc.,
                 Senior Subordinated Notes, 9.75% (b)                        B2       2/15/2010           254
      500      Foamex LP, Senior Secured Notes, 10.75% (b)                   B3       4/01/2009           512
      250      Interface, Inc., Senior Notes, 10.38%                         B2       2/01/2010           255
                                                                                                      -------
                                                                                                        1,021
                                                                                                      -------

               HOUSEHOLD APPLIANCES (0.9%)
      500      Windmere-Durable Holdings, Inc., Senior
                 Subordinated Notes, 10.00%                                  B2       7/31/2008           498
                                                                                                      -------

               LEISURE PRODUCTS (0.9%)
      500      Herbalife International, Inc., Senior
                 Subordinated Notes, 11.75% (b)                              B3       7/15/2010           498
                                                                                                      -------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS (3.2%)

               CONSUMER FINANCE (0.4%)
 $    250      Capital One Bank, Notes, 6.50%                              Baa2       7/30/2004       $   226
                                                                                                      -------

               DIVERSIFIED FINANCIAL SERVICES (2.8%)
    1,500      CIT Group, Inc., Global Senior Notes, 7.75%                   A2       4/02/2012         1,483
                                                                                                      -------

               ENERGY (7.0%)

               INTEGRATED OIL & GAS (2.1%)
    1,000      Pemex Finance Ltd., Senior Notes, 8.88%                     Baa1      11/15/2010         1,116
                                                                                                      -------

               OIL & GAS - REFINING & MARKETING & TRANSPORTATION (0.4%)
      250      Tesoro Petroleum Corp., Senior
                 Subordinated Notes, Series B, 9.63%                         B2      11/01/2008           190
                                                                                                      -------

               OIL & GAS EQUIPMENT & SERVICES (1.7%)
      500      Dresser, Inc., Senior Notes, 9.38%                            B2       4/15/2011           496
      500      Hanover Equipment Trust, Senior Secured
                 Notes, Series 2001B, 8.75% (b)                             Ba3       9/01/2011           418
                                                                                                      -------
                                                                                                          914
                                                                                                      -------

               OIL & GAS EXPLORATION & PRODUCTION (2.8%)
      500      Magnum Hunter Resources, Inc., Senior
                 Notes, 10.00%                                               B2       6/01/2007           506
      500      Pioneer Natural Resources Co., Senior
                 Notes, 7.50% (b)                                           Ba1       4/15/2012           508
      500      Westport Resources Corp., Senior
                 Subordinated Notes, 8.25%                                  Ba3      11/01/2011           515
                                                                                                      -------
                                                                                                        1,529
                                                                                                      -------

               FOOD & DRUG RETAILING (0.9%)

               FOOD DISTRIBUTORS
      500      Fleming Companies, Inc., Senior Notes,
                 9.25% (b)                                                  Ba3       6/15/2010           493
                                                                                                      -------

               FOOD, BEVERAGE, & TOBACCO (2.9%)

               DISTILLERS & VINTNERS (1.0%)
      500      Canandaigua Brands, Inc., Senior
                 Subordinated Notes, 8.50%                                  Ba3       3/01/2009           517
                                                                                                      -------

14

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               PACKAGED FOODS & MEAT (1.9%)
 $    500      Del Monte Corp., Senior Subordinated
                 Notes, Series B, 9.25%                                      B3       5/15/2011       $   500
      500      Michael Foods Acquisition Corp., Senior
                 Subordinated Notes, Series B, 11.75%                        B2       4/01/2011           547
                                                                                                      -------
                                                                                                        1,047
                                                                                                      -------

               HEALTH CARE EQUIPMENT & SERVICES (2.7%)

               HEALTH CARE EQUIPMENT (0.9%)
      500      Insight Health Services Corp., Senior
                 Subordinated Notes, Series B, 9.88%                         B3      11/01/2011           503
                                                                                                      -------

               HEALTH CARE FACILITIES (1.8%)
      500      HEALTHSOUTH Corp., Senior Notes, 7.38%                       Ba1      10/01/2006           462
      500      United Surgical Partners, Inc., Senior
                 Subordinated Notes, 10.00%                                  B3      12/15/2011           519
                                                                                                      -------
                                                                                                          981
                                                                                                      -------

               HOTELS, RESTAURANTS,& LEISURE (10.9%)

               CASINOS & GAMING (9.1%)
      750      Alliance Gaming Corp., Senior
                 Subordinated Notes, Series B, 10.00%                        B3       8/01/2007           786
      500      Argosy Gaming Co., Senior Subordinated
                 Notes, 9.00%                                                B2       9/01/2011           515
      500      Boyd Gaming Corp., Senior Notes, 9.25%                       Ba3       8/01/2009           527
      500      Boyd Gaming Corp., Senior Subordinated
                 Notes, 9.50%                                                B1       7/15/2007           508
      500      Choctaw Resort Development Enterprise,
                 Senior Notes, 9.25%                                         B1       4/01/2009           507
    1,000      Park Place Entertainment Corp., Senior
                 Subordinated Notes, 8.88%                                  Ba2       9/15/2008         1,030
      500      Station Casinos, Inc., Senior
                 Subordinated Notes, 9.88%                                   B2       7/01/2010           525
      500      Venetian Casino Resort LLC, Mortgage
                 Notes, 11.00% (b)                                         Caa1       6/15/2010           503
                                                                                                      -------
                                                                                                        4,901
                                                                                                      -------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               HOTELS, RESORTS, & CRUISE LINES (0.9%)
 $    500      Host Marriott LP, Senior Unsecured
                 Notes, Series I, 9.50%                                     Ba3       1/15/2007       $   500
                                                                                                      -------

               RESTAURANTS (0.9%)
      500      Friendly Ice Cream Corp., Senior
                 Notes, 10.50%                                               B3      12/01/2007           478
                                                                                                      -------

               HOUSEHOLD & PERSONAL PRODUCTS (1.2%)

               PERSONAL PRODUCTS
      250      Armkel LLC, Senior Subordinated
                 Notes, 9.50%                                                B2       8/15/2009           261
      375      Elizabeth Arden, Inc., Senior Secured
                 Notes, Series B, 11.75%                                     B2       2/01/2011           380
                                                                                                      -------
                                                                                                          641
                                                                                                      -------

               MATERIALS (15.5%)

               COMMODITY CHEMICALS (0.8%)
      500      Lyondell Chemical Co., Senior
                 Subordinated Notes, 10.88%                                  B2       5/01/2009           418
                                                                                                      -------

               DIVERSIFIED CHEMICALS (1.0%)
      500      Hercules, Inc., Senior Notes, 11.13%                         Ba2      11/15/2007           557
                                                                                                      -------

               DIVERSIFIED METALS & MINING (2.2%)
      625      Compass Minerals Group, Inc., Guaranteed
                 Senior Subordinated Notes, 10.00%                           B3       8/15/2011           647
      500      Luscar Coal Ltd., Senior Notes, 9.75%                        Ba3      10/15/2011           544
                                                                                                      -------
                                                                                                        1,191
                                                                                                      -------

               FOREST PRODUCTS (1.0%)
      500      Louisiana Pacific Corp., Senior
                 Subordinated Notes, 10.88%                                 Ba2      11/15/2008           527
                                                                                                      -------

               METAL & GLASS CONTAINERS (1.9%)
      500      Owens-Brockway Glass Container, Senior
                 Secured Notes, 8.88% (b)                                    B2       2/15/2009           495
      500      Tekni-Plex, Inc., Senior Subordinated
                 Notes, Series B, 12.75%                                     B3       6/15/2010           502
                                                                                                      -------
                                                                                                          997
                                                                                                      -------

16

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               PAPER PACKAGING (2.4%)
 $    250      Graphic Packaging Corp., Senior
                 Subordinated Notes, 8.63% (b)                               B2       2/15/2012       $   249
      500      Longview Fibre Co., Senior Subordinated
                 Notes, 10.00%                                               B2       1/15/2009           517
      500      Riverwood International Corp., Senior
                 Notes, 10.63%                                               B3       8/01/2007           520
                                                                                                      -------
                                                                                                        1,286
                                                                                                      -------

               PAPER PRODUCTS (1.0%)
      500      Potlatch Corp., Senior Subordinated
                 Notes, 10.00%                                              Ba1       7/15/2011           536
                                                                                                      -------

               SPECIALTY CHEMICALS (3.8%)
      500      ISP Chemco, Inc., Senior Subordinated
                 Notes, Series B, 10.25%                                     B2       7/01/2011           485
      500      MacDermid, Inc., Senior Subordinated
                 Notes, 9.13%                                               Ba3       7/15/2011           512
      500      Noveon, Inc., Senior Subordinated Notes,
                 Series B, 11.00%                                            B3       2/28/2011           535
      500      Pliant Corp., Senior Subordinated
                 Notes, 13.00%                                             Caa1       6/01/2010           513
                                                                                                      -------
                                                                                                        2,045
                                                                                                      -------

               STEEL (1.4%)
      500      AK Steel Holding Corp., Senior
                 Notes, 7.75% (b)                                            B1       6/15/2012           503
      250      U.S. Steel LLC, Senior Notes, 10.75% (b)                     Ba3       8/01/2008           263
                                                                                                      -------
                                                                                                          766
                                                                                                      -------

               MEDIA (2.9%)

               BROADCASTING & CABLE TV (2.6%)
      250      Canwest Media, Inc., Senior Subordinated
                 Notes, 10.63%                                               B2       5/15/2011           258
      250      Charter Communications, Inc., Senior
                 Notes, 10.75%                                               B2      10/01/2009           161
      500      Mediacom Broadband LLC, Senior
                 Notes, 11.00%                                               B2       7/15/2013           402
      500      Ono Finance PLC, Senior Notes, 14.00%                       Caa2       2/15/2011            94

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
 $    500      Salem Communications Holding Corp.,
                 Senior Subordinated Notes,
                 Series B, 9.00%                                             B3       7/01/2011       $   507
                                                                                                      -------
                                                                                                        1,422
                                                                                                      -------

               PUBLISHING (0.3%)
      250      Penton Media, Inc., Senior Secured
                 Notes, 11.88% (b)                                           B3      10/01/2007           151
                                                                                                      -------

               PHARMACEUTICALS & BIOTECHNOLOGY (1.1%)

               PHARMACEUTICALS
      500      Warner Chilcott, Inc., Senior Notes,
                 Series B, 12.63%                                            B2       2/15/2008           575
                                                                                                      -------

               REAL ESTATE (2.7%)

               REAL ESTATE INVESTMENT TRUSTS
      500      Crescent Real Estate Equities Co.,
                 Senior Notes, 9.25% (b)                                    Ba3       4/15/2009           518
      500      Felcor Lodging LP, Senior Notes, 9.50%                       Ba3       9/15/2008           505
      400      TriNet Corporate Realty Trust, Inc.,
                 Notes, 7.95%                                               Ba1       5/15/2006           401
                                                                                                      -------
                                                                                                        1,424
                                                                                                      -------

               RETAILING (1.0%)

               APPAREL RETAIL
      500      William Carter Co., Senior Subordinated
                 Notes, Series B, 10.88%                                     B3       8/15/2011           540
                                                                                                      -------

               TECHNOLOGY HARDWARE & EQUIPMENT (2.2%)

               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
      650      Asat Finance LLC, Guaranteed Senior
                 Notes, 12.50%                                               B1      11/01/2006           491
                                                                                                      -------

               NETWORKING EQUIPMENT (0.3%)
      250      Avaya, Inc., Senior Secured Notes, 11.13%                    Ba2       4/01/2009           151
                                                                                                      -------

               SEMICONDUCTORS (1.0%)
      500      Fairchild Semiconductor Corp., Senior
                 Subordinated Notes, 10.50%                                  B2       2/01/2009           532
                                                                                                      -------

18

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (5.0%)

               ALTERNATIVE CARRIERS (0.2%)
 $  2,000      GT Group Telecom, Inc., Senior Discount
                 Notes, 15.37%/13.25%, 2/01/2005 (a, c)                      Ca       2/01/2010       $     5
      500      RCN Corp., Senior Notes, 10.00%                               Ca      10/15/2007           113
                                                                                                      -------
                                                                                                          118
                                                                                                      -------

               INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
      250      AT&T Canada, Inc., Senior Discount
                 Notes, 32.30%/10.75%, 11/01/2002 (a)                        Ca      11/01/2007            14
      750      Intermedia Communications, Inc., Senior
                 Notes, 8.50% (c)                                            Ca       1/15/2008           161
      500      KMC Telecom Holdings, Inc., Senior
                 Notes, 13.50%                                                C       5/15/2009             8
      500      Qwest Corp., Senior Notes, 8.88% (b)                         Ba3       3/15/2012           392
      500      U.S. West Communications, Inc., Senior
                 Notes, 5.63%                                               Ba3      11/15/2008           338
                                                                                                      -------
                                                                                                          913
                                                                                                      -------

               WIRELESS TELECOMMUNICATION SERVICES (3.1%)
      500      Airgate PCS, Inc., Senior Subordinated
                 Discount Notes, 13.95%/13.50%,
                 10/01/2004 (a)                                            Caa1      10/01/2009           143
      500      American Tower Corp., Senior
                 Notes, 9.38%                                              Caa1       2/01/2009           265
      500      Crown Castle International Corp., Senior
                 Discount Notes, 13.24%/10.63%,
                 11/15/2002 (a)                                              B3      11/15/2007           352
      500      Independent Wireless One Holdings, Inc.,
                 Senior Notes and Warrants, 14.00%                         Caa1       1/15/2011           178
      250      Leap Wireless International, Inc.,
                 Senior Discount Notes, 28.81%/14.50%,
                 04/15/2005 (a)                                            Caa2       4/15/2010            11
      250      Leap Wireless International, Inc.,
                 Senior Notes, 12.50%                                      Caa2       4/15/2010            39
      500      Nextel Partners, Inc., Senior Notes, 12.50%                   B3      11/15/2009           267
      500      SBA Communications Corp., Senior
                 Discount Notes, 12.71%/12.71%, 3/01/2003 (a)                B3       3/01/2008           272

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
 $    500      U.S. Unwired, Inc., Senior Subordinated
                 Discount Notes, Series B, 13.71%/13.38%,
                 11/01/2004 (a)                                              B3      11/01/2009       $   138
                                                                                                      -------
                                                                                                        1,665
                                                                                                      -------

               TRANSPORTATION (7.2%)

               AIRLINES (0.7%)
      500      Northwest Airlines Corp., Notes, 9.88%                        B2       3/15/2007           388
                                                                                                      -------

               MARINE (1.0%)
      500      CP Ships Ltd., Senior Notes, 10.38% (b)                      Ba3       7/15/2012           511
                                                                                                      -------

               RAILROADS (4.6%)
      500      Kansas City Southern Railway Co.,
                 Senior Notes, 9.50%                                        Ba2      10/01/2008           540
      500      Kansas City Southern Railway Co.,
                 Senior Notes, 7.50% (b)                                    Ba2       6/15/2009           502
    1,500      TFM S.A. de C.V., Senior Discount
                 Debentures, 11.75%                                          B1       6/15/2009         1,440
                                                                                                      -------
                                                                                                        2,482
                                                                                                      -------

               TRUCKING (0.9%)
      500      Greyhound Lines, Inc., Senior
                 Subordinated Notes, Series B, 11.50%                      Caa1       4/15/2007           475
                                                                                                      -------

               UTILITIES (6.3%)

               GAS UTILITIES (1.6%)
      250      El Paso Energy Partners, Senior
                 Subordinated Notes, Series B, 8.50%                         B1       6/01/2011           236
      250      El Paso Energy Partners LP, Senior
                 Subordinated Notes, Series B, 8.50% (b)                     B1       6/01/2011           236
      500      Gemstone Investor Ltd., Senior Secured
                 Notes, 7.71% (b)                                          Baa3      10/31/2004           397
                                                                                                      -------
                                                                                                          869
                                                                                                      -------

20

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

PRINCIPAL                                                               MOODY'S                        MARKET
   AMOUNT                                                                RATING                         VALUE
    (000)      SECURITY                                             (UNAUDITED)        MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES & UNREGULATED POWER (4.7%)
 $    500      Calpine Canada Energy Finance,
                 Senior Notes, 8.50%                                         B1       5/01/2008       $   233
    1,000      Mirant Corp., Senior Notes, 7.90%                            Ba1       7/15/2009           502
    1,000      Transcontinental Gas Pipeline Corp.,
                 Senior Notes, 8.88% (b)                                    Ba2       7/15/2012           830
    1,000      Western Resources, Inc., First Mortgage
                 Bond, 7.88% (b)                                            Ba1       5/01/2007           961
                                                                                                      -------
                                                                                                        2,526
                                                                                                      -------
               Total corporate obligations (cost: $54,578)                                             50,067
                                                                                                      -------

                                                                                                       MARKET
   NUMBER                                                                                               VALUE
OF SHARES      SECURITY                                                                                 (000)
-------------------------------------------------------------------------------------------------------------
               STOCKS, WARRANTS, AND CERTIFICATES (1.3%)

               MEDIA (0.0%) (d)

               BROADCASTING & CABLE TV
    500        Ono Finance PLC, Equity Value Certificates                                                 --
                                                                                                     -------

               REAL ESTATE (0.7%)

               REAL ESTATE INVESTMENT TRUSTS
 17,000        Entertainment Properties Trust                                                            393
                                                                                                     -------

               TECHNOLOGY HARDWARE & EQUIPMENT (0.0%) (d)

               ELECTRONIC EQUIPMENT & INSTRUMENTS
    500        Asat Finance LLC, Warrants (b)                                                              7
                                                                                                     -------

               TELECOMMUNICATION SERVICES (0.6%)

               ALTERNATIVE CARRIERS (0.0%) (d)
  3,000        GT Group Telecom, Inc., Warrants (b)                                                       --
                                                                                                     -------

               WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    726        Crown Castle International Corp., PIK,
                  12.75%, cumulative redeemable, (Preferred)                                             309

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

                                                                    MARKET
   NUMBER                                                            VALUE
OF SHARES   SECURITY                                                 (000)
--------------------------------------------------------------------------
      500   Independent Wireless One Holdings, Inc.,
              Equity Value Certificates (b)                        $    --
                                                                   -------
                                                                       309
                                                                   -------
            Total stocks, warrants, and certificates (cost: $887)      709
                                                                   -------

PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE
    (000)   SECURITY                                                 (000)
--------------------------------------------------------------------------
            CASH EQUIVALENT (2.8%)

            COMMERCIAL PAPER
   $1,512   UBS Finance, Inc., 1.83%, 8/01/2002 (cost: $1,512)       1,512
                                                                   -------

            TOTAL INVESTMENTS (COST: $56,977)                      $52,288
                                                                   =======

22

N O T E S
=========-----------------------------------------------------------------------
          to Portfolio of INVESTMENTS

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

      Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

      The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

      PAY-IN-KIND (PIK) - securities in which the issuer has the option to make interest or dividend payment in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.

SPECIFIC NOTES
--------------------------------------------------------------------------------

      (a) Stepped coupon note initially issued in zero-coupon form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.

      (b) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines approved by the Board of Directors.

      (c) Currently the issuer is in default with respect to interest payments.

      (d) Represents less than 0.1% of net assets.

      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of ASSETS and LIABILITIES
                  (in thousands)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

ASSETS

  Investments in securities, at market value* (identified cost of $56,977)    $ 52,288
  Cash                                                                               7
  Collateral for securities loaned, at market value                              1,711
  Receivables:
    Capital shares sold                                                             50
    USAA Investment Management Company                                              30
    Interest                                                                     1,345
    Securities sold                                                                147
    Other                                                                            1
                                                                              --------
      Total assets                                                              55,579
                                                                              --------

LIABILITIES

  Payable upon return of securities loaned                                       1,711
  Capital shares redeemed                                                           74
  USAA Transfer Agency Company                                                      11
  Accounts payable and accrued expenses                                             38
                                                                              --------
      Total liabilities                                                          1,834
                                                                              --------
        Net assets applicable to capital shares outstanding                   $ 53,745
                                                                              ========

NET ASSETS CONSIST OF:

  Paid-in capital                                                             $ 71,300
  Accumulated undistributed net investment income                                   14
  Accumulated net realized loss on investments                                 (12,880)
  Net unrealized depreciation of investments                                    (4,689)
                                                                              --------
        Net assets applicable to capital shares outstanding                   $ 53,745
                                                                              ========
  Capital shares outstanding                                                     7,430
                                                                              ========
  Authorized shares of $.01 par value                                          100,000
                                                                              ========
  Net asset value, redemption price, and offering price per share             $   7.23
                                                                              ========
  *Including securities on loan of:                                           $  1,623
                                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

S T A T E M E N T
=================---------------------------------------------------------------
                  of OPERATIONS
                  (in thousands)

USAA HIGH-YIELD OPPORTUNITIES FUND
YEAR ENDED JULY 31, 2002

NET INVESTMENT INCOME

  Income
    Dividends                                             $     71
    Interest                                                 6,072
    Fees from securities loaned                                  9
                                                          --------
      Total income                                           6,152
                                                          --------

  Expenses:
    Management fees                                            279
    Administrative and servicing fees                           84
    Transfer agent's fees                                      109
    Custodian's fees                                            46
    Postage                                                     16
    Shareholder reporting fees                                  15
    Directors' fees                                              4
    Registration fees                                           29
    Professional fees                                           41
    Other                                                        8
                                                          --------
      Total expenses before reimbursement                      631
    Expenses reimbursed                                        (68)
    Expenses paid indirectly                                    (1)
                                                          --------
      Net expenses                                             562
                                                          --------
        Net investment income                                5,590
                                                          --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

  Net realized loss on investments                          (8,110)
  Change in net unrealized appreciation/depreciation        (4,133)
                                                          --------
        Net realized and unrealized loss                   (12,243)
                                                          --------
Decrease in net assets resulting from operations          $ (6,653)
                                                          ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T S
===================-------------------------------------------------------------
                    of Changes in NET ASSETS
                    (in thousands)

USAA HIGH-YIELD OPPORTUNITIES FUND
YEARS ENDED JULY 31,

                                                            2002          2001
                                                         ----------------------
FROM OPERATIONS

  Net investment income                                  $  5,590      $  5,395
  Net realized loss on investments                         (8,110)       (4,326)
  Change in net unrealized appreciation/depreciation
    of investments                                         (4,133)          205
                                                         ----------------------
    Increase (decrease) in net assets resulting
      from operations                                      (6,653)        1,274
                                                         ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income                                    (5,590)       (5,505)
                                                         ----------------------
  Net realized gains                                           --           (10)
                                                         ----------------------

FROM CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold                                36,987        41,309
  Reinvested dividends                                      4,029         3,128
  Cost of shares redeemed                                 (28,856)      (31,275)
                                                         ----------------------
    Increase in net assets from
      capital share transactions                           12,160        13,162
                                                         ----------------------
Net increase (decrease) in net assets                         (83)        8,921

NET ASSETS

  Beginning of period                                      53,828        44,907
                                                         ----------------------
  End of period                                          $ 53,745      $ 53,828
                                                         ======================
Accumulated undistributed net investment income:
  End of period                                          $     14      $     14
                                                         ======================

CHANGE IN SHARES OUTSTANDING

  Shares sold                                               4,380         4,447
  Shares issued for dividends reinvested                      489           342
  Shares redeemed                                          (3,451)       (3,370)
                                                         ----------------------
    Increase in shares outstanding                          1,418         1,419
                                                         ======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA High-Yield Opportunities Fund (the Fund). The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                 2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

                 3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                 4. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the fund, under valuation procedures approved by the Company's Board of Directors.

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are
                 accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

              D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

              E. HIGH-YIELD DEBT SECURITIES - Although the Fund has a
                 diversified portfolio, 80.4% of its net assets were invested in non-investment-grade (high-yield) securities at July 31, 2002. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation

28

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

                 in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

              F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. In addition, the USAA funds which are party to the loan agreements are assessed facility fees in aggregate by Bank of America in

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

         an annual amount equal to 0.09% of the $100 million loan agreement whether used or not used, and by CAPCO based on their assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the year ended July 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the Unites States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the tax deferral of losses on "wash sale" transactions.

         The tax character of distributions paid during the years ended July 31, 2002 and 2001, was as follows:

                                                      2002          2001
         ------------------------------------------------------------------
         Ordinary income                           $5,590,000    $5,516,000

         As of July 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                         $     14,000
         Accumulated net realized loss on investments            12,680,000
         Unrealized depreciation                                  4,889,000

30

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          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

         Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2002, the Fund had a current post-October deferred capital loss of $7,080,000 and capital loss carryovers of $5,601,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. The capital loss carryovers will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2002, were $62,282,000 and $52,167,000, respectively.

         The cost of securities at July 31, 2002, for federal income tax purposes, was $57,177,000.

         Gross unrealized appreciation and depreciation of investments as of July 31, 2002, for federal income tax purposes, were $1,639,000 and $6,528,000, respectively, resulting in net unrealized depreciation of $4,889,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending

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          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

         transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. As of July 31, 2002, the Fund loaned securities having a fair value of approximately $1,623,000 and held collateral of $1,711,000 for the loans.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. Beginning with the month ending July 31, 2002, the investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper High Current Yield Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then

32

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

                 added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)           AS A % OF THE FUND'S AVERAGE NET ASSETS
----------------------------------------------------------------------
+/- 0.20% to 0.50%             +/- 0.04%
+/- 0.51% to 1.00%             +/- 0.05%
+/- 1.01% and greater          +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 During the year ended July 31, 2002, the Fund paid the Manager total management fees of $279,000, which included a performance fee of $2,000.

              B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. During the year ended July 31, 2002, the Fund paid the Manager administrative and servicing fees of $84,000.

              C. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 1.00% of the Fund's average net assets, after the effect of any custodian fee offset arrangements, and will reimburse the Fund for all expenses in excess of that amount through November 30, 2002, which for the year ended July 31, 2002, equaled $68,000. Prior to August 1, 2002, the Manager had limited the Fund's annual operating expenses to 0.75% of the Fund's average net assets. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 2, 1999, and provided that the additional

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

                 amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed the voluntary expense limitations in place for those years. The recovery provision expired on August 2, 2002. No recovery amounts were accrued or paid through that date.

              D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. During the year ended July 31, 2002, the Fund paid USAA Transfer Agency Company transfer agent's fees of $109,000.

              E. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

         In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following since inception. The guide also requires the Fund to classify as interest income gains and losses realized on mortgage-backed and asset-backed securities. These requirements have no impact on the Fund's net asset value or financial statements.

34

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

(9)FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                             PERIOD ENDED
                                                    YEAR ENDED JULY 31,           JULY 31,
                                               -------------------------------------------
                                                 2002              2001              2000 *
                                               -------------------------------------------
Net asset value at
   beginning of period                         $  8.95          $  9.78            $ 10.00
                                               -------------------------------------------
Income (loss) from investment operations:
   Net investment income                           .83             1.03               1.08(a)
   Net realized and unrealized loss              (1.72)            (.80)              (.33)
                                               -------------------------------------------
Total from investment operations                  (.89)             .23                .75
                                               -------------------------------------------
Less distributions:
   From net investment income                     (.83)           (1.06)              (.97)
                                               -------------------------------------------
Net asset value at end of period               $  7.23          $  8.95            $  9.78
                                               ===========================================
Total return (%)**                              (10.70)            2.68               7.80
Net assets at end of period (000)              $53,745          $53,828            $44,907
Ratio of expenses to
   average net assets (%)***                      1.00(b)           .76(b)             .75
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)***                          1.12(b)          1.02(b)            1.19
Ratio of net investment income
   to average net assets (%)***                   9.95            11.17              10.30
Portfolio turnover (%)                           96.63           104.20              51.88

  * Fund commenced operations August 2, 1999.
 ** Assumes reinvestment of all dividend income distributions during the period.
*** For the year ended July 31, 2002, average net assets were $56,194,000.
(a) Calculated using average shares.
(b) Reflects total expenses prior to any custodian fee offset arrangement. If the custodian fee credit were excluded from the calculation, the expense ratio for each period would have been reduced as follows:

                                                     -             (.01%)              N/A

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA HIGH-YIELD OPPORTUNITIES FUND
JULY 31, 2002

(10) CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

         On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 2, 1999. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

36

D I R E C T O R S'
=================---------------------------------------------------------------
                  INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Company has six Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of July 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

         * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

         ROBERT G. DAVIS (2)
         Director and Chairman of the Board of Directors
         Date of Birth: November 1946

         President and Chief Executive Officer of United Services Automobile Association (USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present);
         Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA IMCO, USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company (RealCo).

         CHRISTOPHER W. CLAUS (2)
         Director, President, and Vice Chairman of the Board of Directors Date of Birth: December 1960

         President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual Funds.

38

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Director
         Date of Birth: June 1945

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben has served in her capacity as Director since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Director
         Date of Birth: July 1946

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses on the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Director
         Date of Birth: August 1945

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         LAURA T. STARKS, PH.D. (3, 4, 5, 6)
         Director
         Date of Birth: February 1950

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Director
         Date of Birth: July 1943

         Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

40

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                          INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Date of Birth: November 1950

         Vice President, Fixed Income Investments, IMCO (12/99-present); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         STUART WESTER
         Vice President
         Date of Birth: June 1947

         Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         MICHAEL D. WAGNER
         Secretary
         Date of Birth: July 1948

         Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         MARK S. HOWARD
         Assistant Secretary
         Date of Birth: October 1963

         Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services; USAA Financial Planning Services; the USAA family of funds; and USAA Life Investment Trust, a registered investment company offering five individual Funds.

         DAVID M. HOLMES
         Treasurer
         Date of Birth: June 1960

         Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of the USAA family of funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Date of Birth: November 1960

         Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for the USAA family of funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

42

NOTES
=====---------------------------------------------------------------------------

                 DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                              Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Michael F. Reimherr
                              Laura T. Starks, Ph.D.
                              Richard A. Zucker

       INVESTMENT ADVISER,    USAA Investment Management Company
              UNDERWRITER,    9800 Fredericksburg Road
           AND DISTRIBUTOR    San Antonio, Texas 78288

            TRANSFER AGENT    USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

                 CUSTODIAN    State Street Bank and Trust Company
                              P.O. Box 1713
                              Boston, Massachusetts 02105

      INDEPENDENT AUDITORS    Ernst & Young LLP
                              100 West Houston St., Suite 1900
                              San Antonio, Texas 78205

                 TELEPHONE    Call toll free - Central Time
          ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                              Saturday, 8:30 a.m. to 5 p.m.
                              Sunday, 10:30 a.m. to 7 p.m.

            FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
         INFORMATION ABOUT    For account servicing, exchanges,
              MUTUAL FUNDS    or redemptions
                              1-800-531-8448, in San Antonio 456-7202

           RECORDED MUTUAL    24-hour service (from any phone)
         FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

               MUTUAL FUND    (from touch-tone phones only)
         USAA TOUCHLINE(R)    For account balance, last transaction, fund
                              prices, or to exchange or redeem fund shares
                              1-800-531-8777, in San Antonio 498-8777

           INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

                                                                         [LOGO]
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                                                                         Paper

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